UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 27th 2013

DELTA ENTERTAINMENT GROUP, INC,

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-165719	27-1059780
(Commission File Number)	(IRS Employer Identification No.)

7546 La Paz Blvd. # 101 Boca Raton, Florida 33433

(Address of Principal Executive Offices)

(Former Address or Principal Executive Offices

561-245-7590

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Company is filing this Amendment No. 1 to it’s Form 8-K for February 27th 2013 to refile a corrected Exhibit 10.2.

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 27th 2013 Francisco Del, tendered his resignation as a Company director.  There were no disagreements between Mr. Del and the Company regarding its operations or procedures.  A copy of this Form 8-k has been provided to Mr. Del.

Concurrent with the resignation of Mr. Del, the Board of Directors appointed Anthony Joffe, who is currently a member of our Board of Advisors to the Board of Directors.

Mr. Joffe, age 70, currently resides in Boca Raton, Florida.  His principal business activities for the past ten years have been as follows:

Mr. Joffe currently serves as Vice President of Dixie Foods International, Inc., a public company, a position he has held since September 2010. He has also been Managing Director for Creative Solutions International Group, Inc., a business consulting company, since August 2009, and a Director of Internet Holding Group, Inc., a boat financing company, since May 2006. He served as a business consultant to Select Debt and Select Health, a debt settlement and health insurance company, from November 2009 to January 2011. He served as specialty operations manager of Credit Law Group, a credit and loan modification company, from December 2008 to May 2009. He served as a business and finance consultant to EM8 Financial, a boat and recreational vehicle finance company, from October 2006 to December 2008. He served as president of USA Boating Sales, Inc., a boat sales company, from December 2001 to May 2007. From December 2001 he served as a Director and from March 2005 until August 2006 was President and CEO of Networth Technologies,Inc., a publicly traded global management consulting, technology services and acquisition company.

Mr. Joffe shall be compensated $ 500 per month as Director.

Mr. Joffe is compensated 5,000 shares of our common stock per month pursuant to an Advisory Board Agreement with PearlBrite Concepts, Inc. dated January 1st 2012.

Item 9.01   Financial Statements and Exhibits.

Exhibit 10.1*	Advisor Agreement between PearlBrite Concepts, Inc. and Anthony Joffe dated January 1st 2012

Exhibit 10.2	Agreement to Serve as Corporate Director between the Company and Anthony Joffe dated February 27th 2013

Exhibit 17.1*	Francisco Del resignation dated February 27th 2013

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8th 2013

Delta Entertainment Group, Inc.

By:  /s/ Leonard Tucker

       Leonard Tucker, CEO